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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                                 Date of Report
                               September 29, 1999
                       (Date of Earliest Event Reported)


                            EAGLE GEOPHYSICAL, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

          000-22863                                    76-0522659
 (Commission File Number)                    (IRS Employer Identification No.)

               2603 Augusta, Suite 1400
                     Houston, Texas                                77056
           (Address of principal executive offices)                (Zip code)

       Registrant's telephone number, including area code: (713) 243-6100



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Item 3.   Bankruptcy or Receivership.

           On September 29, 1999, Eagle Geophysical, Inc. and 16 of its wholly-owned subsidiaries (collectively, "Eagle") filed petitions for reorganization under Chapter 11 of the Bankruptcy Code (Case Nos. 99-3481 through 3497) in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). A press release regarding Eagle's application for bankruptcy protection was made on September 29, 1999, and is attached hereto as Exhibit 99.1.

           Eagle will continue to operate on a business-as-usual basis while restructuring and has received approval from the Bankruptcy Court for "debtor-in-possession" interim financing.

           In response to Eagle's press release regarding its filing for protection under Chapter 11, Nasdaq halted trading of Eagle Geophysical, Inc.'s common stock on September 29, 1999. Trading will remain halted pending receipt and review of additional information by Nasdaq.
Eagle will cooperate in providing the requested information to Nasdaq.

Item 7.         Financial Statements and Exhibits

           (c)  Exhibits

                Exhibit 99.1 - Press Release dated September 29, 1999


                                   SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 6, 1999

                                        EAGLE GEOPHYSICAL, INC.


                                        By:    /S/JAY N. SILVERMAN
                                           ----------------------------------
                                                  Jay N. Silverman, President